ING VP Balanced Portfolio, Inc.

ING VP Balanced Portfolio

(the “Portfolio”)

Supplement dated October 9, 2007

To the Adviser Class (“ADV Class”) Prospectus,

Class I Prospectus and Class S Prospectus,

each dated April 30, 2007

Effective September 28, 2007, the fourth paragraph in the sub-section entitled “Principal Investment Strategies” on page 4 of the ADV Class Prospectus, Class I Prospectus and Class S Prospectus, is deleted in its entirety and replaced with the following:

In managing the equity component of the Portfolio, the Sub-Adviser invests primarily in securities of large capitalization companies. The Sub-Adviser defines large-capitalization companies as companies that are included in the Standard & Poor’s 500® Composite Stock Price Index (“S&P 500® Index” or “Index”) at the time of purchase and that have a market capitalization of at least $3 billion. The Sub-Adviser attempts to achieve the Portfolio’s investment objective by overweighting those stocks in the Index that it believes will outperform the Index, and underweighting (or avoiding altogether) those stocks that it believes will underperform the Index. As of December 31, 2006, the smallest company in the Index had a market capitalization of $1.4 billion, the largest company had a market capitalization of $446.9 billion and the average capitalization of all companies in the Index was $25.4 billion.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE